Exhibit 10.12
THIRD AMENDMENT

TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to Third Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of February 17, 2021 by and between Silicon Valley Bank (“Bank”) and TrueCar, Inc., a Delaware corporation (“TrueCar”), and TrueCar Dealer Solutions, Inc., a Delaware corporation (“TCDS” and together with TrueCar, individually and collectively, jointly and severally, “Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Third Amended and Restated Loan and Security Agreement dated as of February 18, 2015 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to extend the maturity date.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 6.6 (Operating Accounts). Section 6.6(a) is amended by deleting “and securities accounts” in both places where that term appears in such Section.

2.2    Section 6.6 (Operating Accounts). A new Section 6.8(c) is added to the Loan Agreement as follows:

(c)    Borrower and any Subsidiary of Borrower shall obtain at least 90% of any business credit card program exclusively from Bank to the extent that the terms of such

Exhibit 10.12
Bank-issued business credit cards are comparable to business credit cards available to Borrower from other Persons.

2.3    Section 6.11 (Formation or Acquisition of Subsidiaries). Section 6.11 is amended by inserting the phrase “(including, without limitation, pursuant to a Division)” immediately after the phrase “after the Effective Date”.

2.4    Section 7.1 (Dispositions). Section 7.1 is amended by inserting the phrase “(including, without limitation, pursuant to a Division)” immediately after the phrase “or otherwise dispose of”.

2.5    Section 7.3 (Mergers of Acquisitions). The parenthetical in Section 7.3 of the Loan Agreement is amended in its entirety and replaced as follows: “(including, without limitation, by the formation of any Subsidiary or pursuant to a Division)”.

2.6    Section 13 (Definitions). The following term and its definition are added to Section 13.1, in appropriate alphabetical order, as follows:

“Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.

2.7    Section 13 (Definitions). The following term and its definition set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Revolving Line Maturity Date” is April 19, 2021.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

Exhibit 10.12
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

Exhibit 10.12

7.    Electronic Execution of Documents. Each party hereto may execute this Amendment by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

Exhibit 10.12
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK                            BORROWER

Silicon Valley Bank                    TrueCar, Inc.

By:    /s/ Alex Grotevant                By:    /s/ Jantoon E. Reigersman
Name:    Alex Grotevant                Name:    Jantoon E. Reigersman
Title:    Vice President                    Title:    Chief Financial Officer

TrueCar Dealers Solutions, Inc.

By:    /s/ Jantoon E. Reigersman
Name:    Jantoon E. Reigersman
Title:    Chief Financial Officer